UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

Martin Marietta Materials, Inc.

(Exact name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 Parklake Avenue
Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 781-4550

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Martin Marietta Materials, Inc. held its Annual Meeting of Shareholders on May 16, 2024. Of the 61,718,535 shares outstanding and entitled to vote, 57,176,910 shares were represented at the meeting, or a 93% quorum. The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1 – Election of Directors

Elected the following ten individuals to the Board of Directors to serve as directors for a term of one year until the Annual Meeting of Shareholders in 2025, and until their successors have been duly elected and qualified:

	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes

Dorothy M. Ables	52,513,723	2,362,827	29,929	2,270,431

Sue W. Cole	53,051,251	1,825,758	29,470	2,270,431

Anthony R. Foxx	54,652,372	223,173	30,934	2,270,431

John J. Koraleski	54,343,022	532,375	31,082	2,270,431

Mary T. Mack	54,759,553	113,498	33,428	2,270,431

C. Howard Nye	52,965,127	1,914,588	26,764	2,270,431

Laree E. Perez	53,279,929	1,598,682	27,868	2,270,431

Thomas H. Pike	54,697,548	181,819	27,112	2,270,431

Donald W. Slager	54,455,127	420,407	30,945	2,270,431

David C. Wajsgras	54,593,826	281,475	31,178	2,270,431

Proposal 2 – Ratification of Appointment of Independent Auditors

Ratified the selection of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2024. The voting results for this ratification were 56,719,203 shares voted for; 395,193 shares voted against; and 62,514 shares abstained from voting.

Proposal 3 — Advisory Vote on Compensation of Named Executive Officers

Approved, on an advisory basis, the overall compensation paid to the Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement. The voting results for this approval were 51,624,624 shares voted for; 2,585,353 shares voted against; 696,502 shares abstained from voting; and there were 2,270,431 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

Date:	May 17, 2024	By:	/s/ Roselyn R. Bar
Roselyn R. Bar, Executive Vice President, General Counsel and Corporate Secretary